SECOND GLOBAL AMENDMENT

This Second Global Amendment (this “Second Amendment”) is entered into as of February 6, 2019 by and between St. George Investments LLC, a Utah limited liability company (“Lender”), and Global Arena Holding, Inc., a Delaware corporation (“Borrower”). Capitalized terms used in this Second Amendment without definition shall have the meanings given to them in the Notes (as defined below).

A.Borrower previously issued to St. George a certain Convertible Promissory Note dated January 31, 2018 in the original principal amount of $167,000.00 (“St. George Note #1”) and a certain Convertible Promissory Note dated March 13, 2018 in the original principal amount of $815,000.00, of which only $225,000 of the Purchase Price has been funded to Borrower as of the date hereof (“St. George Note #2,” and together with St. George Note #1, the “Notes”).

B.Lender and Borrower previously amended the Notes pursuant to that certain Global Amendment dated January 7, 2019 (the “First Amendment”).

C.Lender and Borrower have agreed, subject to the terms, amendments, conditions and understandings expressed in this Second Amendment, to further amend the Notes as set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1.Recitals. Each of the parties hereto acknowledges and agrees that the recitals set forth above in this Second Amendment are true and accurate and are hereby incorporated into and made a part of this Second Amendment.

2.No Conversion of Notes. Borrower and Lender hereby amend the Notes such that any Outstanding Balances or other amounts represented thereby shall no longer be subject to Conversion of any type, and Borrower hereby affirms its obligation to repay the Outstanding Balances or other amounts owing thereunder as otherwise set forth therein, as amended hereby and by the First Amendment.

3.Payments in Cash; Amended Maturity Date. Borrower hereby agrees to repay the Notes in cash in full on or before the date that is nine (9) months from the date hereof, and any references to the manner of payment or the Maturity Date in the Notes are hereby amended accordingly.

4.Event of Default.  If any Event of Default occurs under the Notes, Lender and Borrower hereby agree that this Second Amendment shall be considered null and void, and any amendments to the Notes effectuated hereunder shall be automatically cancelled with no further action required by any of the parties hereto.

5.Representations and Warranties. In order to induce Lender to enter into this Second Amendment, Borrower, for itself, and for its affiliates, successors and assigns, hereby acknowledges, represents, warrants and agrees as follows:

(a)Borrower has full power and authority to enter into this Second Amendment and to incur and perform all obligations and covenants contained herein, all of which have been duly authorized by all proper and necessary action. No consent, approval, filing or registration with or notice to any governmental authority is required as a condition to the validity of this Second Amendment or the performance of any of the obligations of Borrower hereunder.

(b)There is no fact known to Borrower or which should be known to Borrower which Borrower has not disclosed to Lender on or prior to the date of this Second Amendment which would or could materially and adversely affect the understanding of Lender expressed in this Second Amendment or any representation, warranty, or recital contained in this Second Amendment.

(c)Except as expressly set forth in this Second Amendment, Borrower acknowledges and agrees that neither the execution and delivery of this Second Amendment nor any of the terms, provisions, covenants, or agreements contained in this Second Amendment shall in any manner release, impair, lessen, modify, waive, or otherwise affect the liability and obligations of Borrower under the terms of the Notes.

(d)Borrower has no defenses, affirmative or otherwise, rights of setoff, rights of recoupment, claims, counterclaims, actions or causes of action of any kind or nature whatsoever against Lender, directly or indirectly, arising out of, based upon, or in any manner connected with, the transactions contemplated hereby, whether known or unknown, which occurred, existed, was taken, permitted, or begun prior to the execution of this Second Amendment and occurred, existed, was taken, permitted or begun in accordance with, pursuant to, or by virtue of any of the terms or conditions of the Notes. To the extent any such defenses, affirmative or otherwise, rights of setoff, rights of recoupment, claims, counterclaims, actions or causes of action exist or existed, such defenses, rights, claims, counterclaims, actions and causes of action are hereby waived, discharged and released. Borrower hereby acknowledges and agrees that the execution of this Second Amendment by Lender shall not constitute an acknowledgment of or admission by Lender of the existence of any claims or of liability for any matter or precedent upon which any claim or liability may be asserted.

(e)Borrower represents and warrants that as of the date hereof no Events of Default or other material breaches exist under the Notes or have occurred prior to the date hereof.

6.Certain Acknowledgments. Each of the parties acknowledges and agrees that no property or cash consideration of any kind whatsoever has been or shall be given by Lender to Borrower in connection with any amendment to the Note granted herein.

7.Other Terms Unchanged. The Notes, as amended by the First Amendment and this Second Amendment, remain and continue in full force and effect, constitute legal, valid, and binding obligations of each of the parties, and are in all respects agreed to, ratified, and confirmed. Any reference to either of the Notes after the date of this Second Amendment is deemed to be a reference to such Note as amended by the First Amendment and this Second Amendment. If there is a conflict between the terms of this Second Amendment and any Note, the terms of this Second Amendment shall control. No forbearance or waiver may be implied by this Second Amendment. Borrower acknowledges that it is unconditionally obligated to pay the remaining balance of each Note and represents that such obligation is not subject to any deductions, defenses, rights of offset, or counterclaims of any kind. Except as expressly set forth herein, the execution, delivery, and performance of this Second Amendment shall not operate as a waiver of, or as an amendment to, any right, power, or remedy of Lender under the Notes, as in effect prior to the date hereof.

8.No Reliance. Borrower acknowledges and agrees that neither Lender nor any of its officers, directors, members, managers, equity holders, representatives or agents has made any representations or warranties to Borrower or any of its agents, representatives, officers, directors, or employees except as expressly set forth in this Second Amendment and the Notes and, in making its decision to enter into the transactions contemplated by this Second Amendment, Borrower is not relying on any representation, warranty, covenant or promise of Lender or its officers, directors, members, managers, equity holders, agents or representatives other than as set forth in this Second Amendment.

9.Counterparts. This Second Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument. The parties hereto confirm that any electronic copy of another party’s executed counterpart of this Second Amendment (or such party’s signature page thereof) will be deemed to be an executed original thereof.

10.Further Assurances. Each party shall do and perform or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Second Amendment and the consummation of the transactions contemplated hereby.

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IN WITNESS WHEREOF, the undersigned have executed this Second Amendment as of the date set forth above.

BORROWER:

GLOBAL ARENA HOLDING, INC.

By:
Name:

Title:

LENDER:

ST. GEORGE INVESTMENTS LLC

By: Fife Trading, Inc., its Manager

By:

            John M. Fife, President

[Signature Page to Second Global Amendment]